UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

D. Boral ARC Acquisition I Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-42772	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 East 53rd Street, Suite 3001

New York, NY 10022

(Address of principal executive offices, including zip code)

+ (332) 266-7344

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BCARU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BCAR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BCARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On January 11, 2026, D. Boral ARC Acquisition I Corp. (“BCAR”) entered into the Agreement and Plan of Merger by and among BCAR, D. Boral ARC Merger Corporation, a Delaware corporation and wholly owned subsidiary of BCAR (“PubCo”), D. Boral Arc Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of BCAR, and Exascale Labs Inc., a Delaware corporation (“Exascale”).

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is the investor presentation that BCAR and Exascale prepared for use in connection with the contemplated transactions.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or Exchange Act.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the proposed business combination, including the expected structure and timing of the transaction, the anticipated benefits and synergies of the merger, Exascale’s future growth plans, market opportunity and demand for Exascale’s services, the projected growth rate of the global Artificial Intelligence Infrastructure Market, and the expected listing of the combined company’s shares on Nasdaq. These statements are based on the current expectations of Exascale and BCAR’s management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in this Current Report on Form 8-K, including, for example, changes in general economic conditions, the outcome of regulatory reviews, the rate of adoption of AI technologies requiring high-performance computing, and the risk that the transaction may not be completed in a timely manner or at all. Additional risks and uncertainties that could affect the combined company and the business combination are included under the captions “Risk Factors” and “Forward-Looking Statements” in BCAR and PubCo’s filings with the SEC, including the Form S-4 registration statement that was filed by PubCo in connection with the proposed transaction. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such statements will be achieved. Except as required by law, neither Exascale nor BCAR undertakes any duty to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information

In connection with the proposed business combination, PubCo filed a registration statement on Form S-4, which includes a proxy statement/prospectus to be mailed to BCAR’s shareholders regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF BCAR AND EXASCALE ARE URGED TO READ THE PROXY/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, as they will contain important information about Exascale, BCAR, and the proposed business combination. Investors will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by BCAR and PubCo through the SEC’s website at www.sec.gov.

Participants in the Solicitation

BCAR and its directors and executive officers may be deemed participants in the solicitation of proxies from its shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in BCAR will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov.

Exascale and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Exascale in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction where such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption from such requirements.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1*	Investor Presentation, dated April 28, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2026

D. BORAL ARC ACQUISITION I CORP.

By:	/s/ John Darwin
Name:	John Darwin
Title:	Chief Financial Officer

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